UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-172647	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10732 Hawk’s Vista Street

Plantation, FL 33324

(Address of principal executive offices, including ZIP code)

(914) 295-2765

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On August 5, 2014, following receipt of a notice from Northlea Partners LLLP (“Northlea”) removing Dr. James New (“Dr. New”) as one of Northlea’s director designees pursuant to the Amended and Restated Stockholder Agreement dated August 23, 2013 among Neurotrope, Inc. (the “Company”), Dr. New, Northlea, Dr. Dan Alkon, and Neuroscience Research Ventures, Inc., stockholders of the Company, representing not less than two-thirds of the voting power of the issued and outstanding common stock entitled to vote, acted by written consent to remove James New from the Company’s board of directors, effective as of August 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: August 7, 2014	By:	/s/ Robert Weinstein
		Name: Title:	Robert Weinstein Chief Financial Officer, Executive Vice President, Secretary and Treasurer